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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2005
                          ----------------------------

                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                               0-27907                  77-0461990
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

120 West 45th Street, 35th Floor
        New York, New York                                        10036
(Address of principal executive offices)                        (Zip Code)


                                 (212) 703-5900
              (Registrant's telephone number, including area code)



                          ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02    Results of Operations and Financial Condition.

     On March 10, 2005, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release, which is attached hereto as Exhibit 99.1, announcing its financial results for the fourth quarter and year-ended December 31, 2004. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fiscal quarter ending March 31, 2005 and for the full year 2005. To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles, the Company has used non-GAAP financial measures in the press release. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP financial measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

     (c) Exhibits.

        EXHIBIT        DESCRIPTION
        -------        -----------

         99.1          Press Release of NetRatings, Inc., dated March 10, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NETRATINGS, INC.

Date: March 10, 2005                  By: /s/ William Pulver
                                          ---------------------------
                                                William Pulver
                                       President and Chief Executive Officer


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                                 EXHIBIT INDEX
                                 -------------

        EXHIBIT        DESCRIPTION
        -------        -----------

        99.1           Press Release of NetRatings, Inc., dated March 10, 2005.